EXHIBIT 24

POWER OF ATTORNEY

      The undersigned, as a Section 16 reporting person of NetSuite, Inc. (the "Company"), hereby constitutes and appoints Zachary Nelson, James McGeever, Ronald Gill, Douglas P.
Solomon, Michael Forman, Scott Marcus, and Adriana Botto, the undersigned's true and lawful attorneys-in-fact to:

1. complete and execute and Forms 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact shall in their discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange Act of 1934 (as
amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and

2. do all acts necessary in order to file such forms with the Securities and Exchange
Commission, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate.

      The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agent shall do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934 (as amended).

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of May, 2010.

Signature: /s/ Deborah A. Farrington
Print Name: Deborah A. Farrington

State of California)
County of San Mateo) ss.:

On May 27, in the year 2010 before me, the undersigned, personally appeared Catherine R.
Kinney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment [Notary Public Seal]

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I, Zachary Nelson, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ Zachary Nelson

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared Zachary
Nelson, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, James McGeever, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ James McGeever

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared James
McGeever, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, Ronald Gill, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ Ronald Gill

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared Ronald Gill, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, Douglas P. Solomon, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ Douglas P. Solomon

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared Douglas P.
Solomon, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, Michael Forman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> ________________________________________________

State of __________________________)
County of ________________________) ss.:

On ___________________________, 20_____ before me, ____________________________,
Notary Public, personally appeared ________________________________________________, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

_____________________________________
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, Scott Marcus, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ Scott Marcus

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared Scott Marcus, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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I, Adriana Botto, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here: ==> /s/ Adriana Botto

State of California)
County of San Mateo) ss.:

On May 18, 2010, before me, Kelly Sherman, Notary Public, personally appeared Adriana Botto, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity, and that by his or her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

/s/ Kelly Sherman, Notary Public
Signature and Office of individual taking acknowledgment   [Notary Public Seal]

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Notes:

The following "CAUTION TO THE PRINCIPAL" and "IMPORTANT INFORMATION FOR THE
AGENT" statements below are required under the New York General Obligations Law.
Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned's money or sell or dispose of the undersigned's property.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") powers to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar powers.  When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. "Important Information for the Agent" near the end of this document describes your agent's responsibilities.  Your agent can act on your behalf only after signing the
Power of Attorney before a notary public.  You can request information from your agent at any time. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a
"Health Care Proxy" to do this.  The law governing Powers of Attorney is contained in the New
York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or
www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in the following manner:
(Principal's Name) by (Your Signature) as Agent.

You may not use the principal's assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority. If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

The meaning of the authority given to you is defined in New York's General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.